                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



To Greate Bay Casino Corporation:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-59624.



                                    ARTHUR ANDERSEN LLP



Roseland, New Jersey
March 28, 1997